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                                                               EXHIBIT 10.16.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT made and entered into as of October 18, 1999, by and among PSYCH SYSTEMS HOLDINGS, INC., a Delaware corporation (the "COMPANY"), AMERICAN PSYCH SYSTEMS HOLDINGS, INC., a Delaware corporation (the "HOLDING COMPANY"), the Lenders signatory hereto (the "LENDERS"), and BANC OF AMERICA COMMERCIAL FINANCE CORPORATION, formerly known as NationsCredit Commercial Corporation, as Agent for the Lenders (the "AGENT").

                               STATEMENT OF FACTS

     A. The Company, the Holding Company, the Lenders and the Agent are parties to that certain Credit Agreement, dated as of December 23, 1998, as amended by the First Amendment dated August 26, 1999 (the "CREDIT AGREEMENT"; capitalized terms used in this Amendment and not otherwise defined herein have the meanings given in the Credit Agreement), whereby the Lenders have agreed to make certain loans to the Company, subject to the terms and conditions contained in the Credit Agreement.

     B. The Company has requested that the Agent and the Lenders amend the Credit Agreement in order to modify certain terms of the Credit Agreement and to reissue the Warrant with certain modified terms, and the Agent and the Lenders are willing to agree to such modifications and reissuance of the Warrant, subject to the terms and conditions of this Amendment.

                               STATEMENT OF TERMS

     1. AMENDMENT TO CREDIT AGREEMENT. Subject to the terms and conditions of this Amendment:

     (a) Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "AVAILABILITY TERMINATION DATE" with the following definition:

          "AVAILABILITY TERMINATION DATE" means December 15, 2000, or such later date to which the Lenders, in their sole good faith discretion upon the written request of the Company, may agree to extend the Company's ability to incur Acquisition Loans.

     (b) Section 7.14 of the Credit Agreement is hereby amended by inserting the following phrase before the period at the end of such Section:

          ; provided, however, that for the Fiscal Year ending December 31, 1999, Consolidated Capital Expenditures may exceed $300,000 but shall not exceed $1,050,000.

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     2. ISSUANCE OF WARRANTS. On the date of this Amendment, the Holding Company shall deliver to Banc of America Commercial Finance Corporation ("BANK OF
AMERICA CF"), in consideration for the Credit Agreement, as amended by this Amendment, and in consideration for the exchange of the Warrants issued by the Holding Company on December 23, 1998, warrants exercisable for a number of shares of Non-Voting Common Stock of the Holding Company corresponding to up to 7.00% of the equity of the Holding Company on a fully-diluted basis, subject to adjustment as provided in accordance with the terms of such warrants (the "NEW WARRANTS"). The New Warrants shall be substantially in the form of EXHIBIT A hereto, and shall be duly executed and registered in such name or names and in such denominations as Banc of America CF shall have notified the Holding
Company.

     3. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Holding Company hereby represents and warrants to the Agent and the Lenders that (a) this Amendment has been duly authorized, executed and delivered by the Company and the Holding Company, (b) the New Warrants have been duly authorized, executed, and delivered by the Holding Company, (c) no Default or Event of Default has occurred and is continuing as of this date, and (d) all of the representations and warranties made by each of the Company and the Holding Company in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach by the Company or the Holding Company of its representations and warranties contained in this Section shall be an Event of Default for all purposes of the Credit Agreement.

     4. RATIFICATION. Each of the Company and the Holding Company hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by each of the Company and the Holding Company in connection therewith (including without limitation the other Financing Documents to which each of the Company and the Holding Company is a party).

     5. ESTOPPEL. To induce the Agent and the Lenders to enter into this Amendment, the Company hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Company as against the Agent or any Lender with respect to the obligations of the Company to any of such parties under the Credit Agreement or the other Financing Documents, either with or without giving effect to this Amendment.

     6. CONDITIONS TO EFFECTIVENESS. The Amendments contained in Section 1 shall become effective upon the date of this Amendment, subject to the satisfaction of the following conditions on or prior to such date:

     (a) the receipt by the Agent of this Amendment, together with the Consent attached hereto, duly executed, completed and delivered by the Agent, the Lenders, the Company, the Holding Company, and the Subsidiaries;

     (b) the receipt by the Agent of the New Warrants, duly executed, completed, and delivered by the Holding Company;

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     (c) the receipt by the Agent of the First Amendment to Warrantholders
     Rights Agreement, duly executed, completed and delivered by the parties thereto, in the form attached as EXHIBIT B hereto;

     (d) the receipt by the Agent of a certificate signed by the chief financial officer or treasurer of the Company to the effect that, as of the date of this Amendment, (i) no Default shall have occurred and be continuing and
     (ii) the representations and warranties of the Holding Company and the Company made in or pursuant to this Amendment and the other Financing Documents executed by such Person are true in all material respects (except to the extent that any such representations and warranties expressly referred to a specific prior date);

     (e) the receipt by the Agent of a certificate signed by the secretary or assistant secretary of each Credit Party as to incumbency, charter documents, by-laws, and corporate resolutions approving the transactions contemplated herein;

     (e) the receipt by the Agent of an opinion of counsel for the Company, the Holding Company and the Subsidiaries, covering such matters relating to the transactions contemplated hereby as the Agent may reasonably request;

     (f) receipt by the Agent of the fees and expenses due to its counsel from the Company; and

     (g) the receipt by the Agent of such other documents as the Agent may reasonably request.

     7. REIMBURSEMENT OF EXPENSES. The Company hereby agrees that it shall reimburse the Agent and the Lenders on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and the transactions contemplated hereby and thereby.

     8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

     9. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Company and the Holding Company hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

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     10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

     11. ENTIRE AGREEMENT. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter thereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed by their respective officers, as of the date first above written.

                                          COMPANY:


                                          PSYCH SYSTEMS HOLDINGS, INC.



                                          By: /s/ Kenneth Kessler
                                             ----------------------------------
                                          Kenneth A. Kessler, M.D.
                                          President and Chief Executive Officer



                                          HOLDING COMPANY:


                                          AMERICAN PSYCH SYSTEMS
                                          HOLDINGS, INC.



                                          By: /s/ Kenneth Kessler
                                             ----------------------------------
                                          Kenneth A. Kessler, M.D.
                                          President and Chief Executive Officer




                                          LENDER AND AGENT:


                                          BANC OF AMERICA COMMERCIAL
                                          FINANCE CORPORATION, FORMERLY KNOWN
                                          AS NATIONSCREDIT COMMERCIAL
                                          CORPORATION



                                          By: /s/ Ronald S. Cohn
                                             ---------------------------------
                                          Ronald S. Cohn
                                          Authorized Signatory

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                                     CONSENT

     The undersigned Credit Parties hereby acknowledge and consent to, and agree to the terms of, the foregoing Second Amendment to Credit Agreement, and ratify and confirm their respective obligations under the Financing Documents, as of the date of the foregoing Second Amendment.

AMERICAN PSYCH SYSTEMS, INC.
AMERICAN PSYCH SYSTEMS OF PUERTO RICO, INC.
AMERICAN PSYCH SYSTEMS OF TEXAS, INC.
CH/ECP SYSTEMS, INC.
CHS MANAGED SERVICES, INC.
MANHATTAN PSYCH SYSTEMS, L.P.
       By: NEW YORK PSYCH SYSTEMS, INC., its General Partner METROPOLITAN IPA, INC.
NEW YORK PSYCH SYSTEMS, INC.
NEW YORK PSYCH SYSTEMS, L.P.
       By: NEW YORK PSYCH SYSTEMS, INC., its General Partner PSYCH SYSTEMS IPA, INC.
PSYCH SYSTEMS OF LONG ISLAND, INC.
PSYCH SYSTEMS OF MANHATTAN, INC.
PSYCH SYSTEMS OF WESTCHESTER, INC.
PSYCH SYSTEMS PPO, INC.
SUFFOLK PSYCH SYSTEMS, L.P.
       By: NEW YORK PSYCH SYSTEMS, INC., its General Partner WESTCHESTER PSYCH SYSTEMS, L.P.
       By: NEW YORK PSYCH SYSTEMS, INC., its General Partner


By:  /s/ Kenneth Kessler
    ---------------------------------
Kenneth A. Kessler, M.D.
President and Chief Executive Officer


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